Exhibit 99.1
CANOO INC. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2023 FINANCIAL RESULTS

•45% or $184.2 million Annual Adjusted EBITDA Improvement from $(408.6) million in 2022 to $(224.4) million in 2023
•40% or $11.9 million Reduction in Capital Expenditures versus already reduced 2023 Second-Half Guidance
•Secured USPS Agreement to Purchase Right Hand Drive LDV 190s
•Started Commercial Fleet Customer Deliveries
•Acquired Advanced Manufacturing Assets at Deep Discounts Reducing Anticipated Capital Expenditures by ~34%
•Oklahoma City Manufacturing Facility Designated as Foreign Trade Zone (“FTZ”) Opening International Expansion and Delivers up to $70.0 million in Estimated Vehicle Cost Savings and Duty Deferrals in 2024 and 2025
•Appointed Former NASA Chief Technology Officer Deborah Diaz and Veteran EV Transportation Leader James Chen to Board of Directors
Justin, TX (April 1, 2024) – Canoo Inc. (Nasdaq: GOEV), a high-tech advanced mobility company, today announced its financial results for the fourth quarter and fiscal year 2023.

“In Q4 2023, we started our first commercial fleet customer deliveries from our Oklahoma City manufacturing facility while we continue to prepare the site for our 20,000 unit run-rate production target. Our strategy to purchase manufacturing assets at deep discounts creates immediate shareholder value. We recently announced our OKC facility has received FTZ designation. With positive customer validation, we are now focused on harmonizing our supply chain to align with our step level manufacturing goals while maintaining disciplined capital allocation,” said Tony Aquila, Investor, Executive Chairman and CEO of Canoo.

Fourth Quarter & Recent Business Updates:

•Completed 22 Vehicles for Full Year 2023 and 17 vehicles in Q4
•Delivered Vehicles to State of Oklahoma, Kingbee, and Zeeba in Q4, 2023
•Created 100+ Jobs in the State of Oklahoma to Scale Manufacturing
•$45.0 million Investment from Foreign Strategic Institutional Investor
•Unveiled the American Bulldog, builds upon rapid product development and real-world testing
•Conducted ~3,400 Miles of Customer Road Testing with LDV190 in Q4 and Reached over 20,000 Miles of Cumulative Testing
•Received First, Non-Dilutive Incentives from State of Oklahoma
Fourth Quarter and Fiscal Year 2023 Financial Highlights

•GAAP net loss and comprehensive loss of $29.0 million and $302.6 million for the three and twelve months ended December 31, 2023, compared to a GAAP net loss and comprehensive loss of $80.2 million and $487.7 million for the three and twelve months ended December 31, 2022.
•Adjusted EBITDA of $(54.6) million and $(224.4) million for the three and twelve months ended December 31, 2023, compared to $(60.5) million and $(408.6) million for the three and twelve months ended December 31, 2022.
•Net cash used in operating activities totaled $251.1 million for the twelve months ended December 31, 2023, compared to net cash used in operating activities of $400.5 million for the twelve months ended December 31, 2022.
•Net cash used in investing activities was $67.1 million during the twelve months ended December 31, 2023, compared to net cash used in investing activities of $66.8 million during the twelve months ended December 31, 2022.
•Net cash provided by financing activities was $288.5 million during the twelve months ended December 31, 2023, compared to net cash provided by financing activities of $290.4 million during the twelve months ended December 31, 2022.

2024 Business Outlook

Based upon our current projections, Canoo expects:

•Annual Revenue - $50 million to $100 million
•Cash Outflow - $45 million to $75 million per quarter
•Capital Expenditures – as we continue to seek opportunities to acquire distressed assets, capital expenditures guidance will be provided in future quarters
Conference Call Information
Canoo will host a conference call to discuss the results today, April 1, 2024, at 5:00 PM ET.

To listen to the conference call via telephone dial (877) 407-9169 (U.S.) and (201) 493-6755 (international callers/U.S. toll) and enter the conference ID number 13744832. To listen to the webcast, please click here. A telephone replay will be available until April 15, 2024, at (877) 660-6853 (U.S.) and (201) 612-7415 (international callers/U.S. toll), with Conference ID number 13744832. To listen to the webcast replay, please click here.
About Canoo

Canoo Inc.'s (NASDAQ: GOEV) mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with their pioneering technologies, unique design, and business model that spans multiple owners across the full lifecycle of the vehicle. Canoo designed a modular electric platform that is purpose-built to maximize the vehicle interior space and is customizable for all owners in the vehicle lifecycle, to support a wide range of business and consumer applications.

Canoo has teams in California, Texas, Oklahoma, and Michigan. For more information, visit www.canoo.com. For Canoo press materials, visit press.canoo.com. For investors, visit investors.canoo.com.

Fourth Quarter 2023 Financial Results
CANOO INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	December 31, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$6,394	$36,589
Restricted cash, current	3,905	3,426
Inventory	6,153	2,954
Prepaids and other current assets	16,099	9,350
Total current assets	32,551	52,319
Property and equipment, net	377,100	311,400
Restricted cash, non-current	10,600	10,600
Operating lease right-of-use assets	36,241	39,331
Deferred warrant asset	50,175	50,175
Deferred battery supplier cost	30,000	30,000
Other non-current assets	5,338	2,647
Total assets	$542,005	$496,472

Liabilities, preferred stock and stockholders’ equity
Current liabilities
Accounts payable	$65,306	$103,187
Accrued expenses and other current liabilities	63,901	63,091
Convertible debt, current	51,180	34,829
Derivative liability, current	860	—
Financing liability, current	3,200	—
Warrant liability, current	—	17,171
Total current liabilities	184,447	218,278
Contingent earnout shares liability	41	3,013
Operating lease liabilities	35,722	38,608
Derivative liability, non-current	25,919	—
Financing liability, non-current	28,910	—
Warrant liability, non-current	17,390	—
Total liabilities	292,429	259,899

Redeemable preferred stock, $0.0001 par value; 10,000 shares authorized, 45 and no shares issued and outstanding as of December 31, 2023 and 2022, respectively	5,607	—

Stockholders’ equity
Common stock, $0.0001 par value; 2,000,000 and 500,000 shares authorized as of December 31, 2023 and 2022, respectively; 864,587 and 355,388 issued and outstanding as of December 31, 2023 and 2022, respectively	85	35
Additional paid-in capital	1,725,728	1,416,361
Accumulated deficit	(1,481,844)	(1,179,823)
Total preferred stock and stockholders’ equity	249,576	236,573
Total liabilities, preferred stock and stockholders’ equity	$542,005	$496,472

CANOO INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022

Revenue	$367	$—	$886	$—
Cost of revenue	1,471	—	2,374	—
Gross margin	(1,104)	—	(1,488)	—

Operating Expenses
Research and development expenses, excluding depreciation	31,542	44,209	139,193	299,218
Selling, general and administrative expenses, excluding depreciation	28,100	36,430	113,295	196,029
Depreciation	3,211	2,534	13,843	11,554
Total operating expenses	62,853	83,173	266,331	506,801
Loss from operations	(63,957)	(83,173)	(267,819)	(506,801)

Other (expense) income
Interest expense	1,218	(60)	(5,537)	(2,249)
Gain on fair value change in contingent earnout shares liability	129	3,175	2,972	26,044
Gain on fair value change in warrant and derivative liability	28,598	—	68,689	—
Loss on fair value change of derivative asset	(2,205)	—	(5,966)	—
Loss on fair value change of convertible debt	8,064	—	(61,551)	—
Loss on extinguishment of debt	(456)	(531)	(30,717)	(4,626)
Other expense, net	164	358	(2,092)	(62)
Loss before income taxes	(28,445)	(80,231)	(302,021)	(487,694)
Provision for income taxes		—	—	—
Net loss and comprehensive loss attributable to Canoo	$(28,445)	$(80,231)	$(302,021)	$(487,694)
Less: dividend on redeemable preferred stock	459	—	459	—
Less: additional deemed dividend on redeemable preferred stock	141	—	141	—
Net loss and comprehensive loss available to common shareholders	(29,045)	(80,231)	(302,621)	(487,694)

Per Share Data:
Net loss per share, basic and diluted	$(0.04)	$(0.25)	$(0.53)	$(1.81)
Weighted-average shares outstanding, basic and diluted	753,023	326,130	576,199	269,768

CANOO INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cash flows from operating activities:
Net loss	$(28,445)	$(80,230)	$(302,021)	$(487,694)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,211	2,534	13,843	11,554
Non-cash operating lease expense	858	840	3,362	2,355
Non-cash commitment fee under the SEPA	—	—	—	582
Inventory write-downs	1,816	—	2,182	—
Non-cash legal settlement	—	—	—	5,532
Stock-based compensation expense	6,755	18,593	30,206	79,573
Gain on fair value change of contingent earnout shares liability	(129)	(3,175)	(2,972)	(26,044)
Gain on fair value change in warrants liability	(20,723)	—	(57,816)	—
Gain on fair value change in derivative liability	(7,875)	—	(10,873)	—
Loss on extinguishment of debt	456	531	30,717	4,626
Loss on fair value change in derivative asset	2,205	—	5,966	—
Loss on fair value change in convertible debt	(8,064)	—	61,551	—
Non-cash debt discount	(2,439)	—	2,571	900
Non-cash interest expense	1,385	114	3,619	1,430
Other	207	—	1,046	—
Changes in assets and liabilities:
Inventory	(2,285)	(1,672)	(5,381)	(2,954)
Prepaid expenses and other current assets	(3,305)	1,635	(6,750)	5,672
Other assets	(180)	(91)	(2,691)	879
Accounts payable & accrued expenses and other current liabilities	(3,147)	(9,691)	(17,693)	3,114
Net cash used in operating activities	(59,699)	(70,612)	(251,134)	(400,475)
Cash flows from investing activities:
Purchases of property and equipment	(21,688)	(8,453)	(67,064)	(97,270)
Return of prepayment from VDL Nedcar	—	—	—	30,440
Net cash used in investing activities	(21,688)	(8,453)	(67,064)	(66,830)
Cash flows from financing activities:
Repurchase of unvested shares	—	(3)	—	(12)
Payment of offering costs	—	(14)	(400)	(1,233)
Proceeds from the exercise of YA warrants	—	—	21,223	—
Proceeds from the purchase of shares and warrants by VDL Nedcar	—	—	—	8,400
Proceeds from issuance of shares under SEPA agreement	—	—	—	32,500
Proceeds from issuance of shares under PIPEs	—	10,000	11,750	60,000
Proceeds from the employee stock purchase plan	123	424	989	2,923
Proceeds from the exercise of stock options	—	1	—	1
Proceeds from issuance of shares under RDO, net of issuance costs	—	—	50,961	—

Proceeds from convertible debenture, net of issuance costs	—	—	107,545	—
Payment made on financing arrangement	(543)	—	(1,492)	—
Proceeds from the issuance of shares under ATM	—	49,263	1,155	49,263
Proceeds from PPA, net of issuance costs	35,000	52,000	51,751	141,100
Repayments on PPA	—	(2,514)	—	(2,514)
Proceeds from Preferred Shares transaction	45,000	—	45,000	—
Net cash provided by financing activities	79,580	109,157	288,482	290,428
Net decrease in cash, cash equivalents, and restricted cash	(1,807)	30,092	(29,716)	(176,877)
Cash, cash equivalents, and restricted cash
Cash, cash equivalents, and restricted cash, beginning of period	22,706	20,523	50,615	227,492
Cash, cash equivalents, and restricted cash, end of period	$20,899	$50,615	$20,899	$50,615
Reconciliation of cash, cash equivalents, and restricted cash to the Consolidated Balance Sheets
Cash and cash equivalents at end of period	$6,394	$36,589	$6,394	$36,589
Restricted cash, current at end of period	3,905	3,426	3,905	3,426
Restricted cash, non-current at end of period	10,600	10,600	10,600	10,600
Total cash, cash equivalents, and restricted cash at end of period shown in the Consolidated statements of Cash Flows	$20,899	$50,615	$20,899	$50,615
Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA, Adjusted Net Loss and Adjusted Earnings Per Share ("EPS")
“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, changes to the fair value of warrant and derivative liability, changes to the fair value of convertible debt, changes to the fair value of derivative asset and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. "Adjusted Net Loss" is defined as net loss adjusted for stock-based compensation, restructuring charges, asset impairments, non-routine legal fees, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, changes to the fair value of warrants and derivative liability, changes to the fair value of the derivative asset, changes to the fair value of convertible debt, loss on extinguishment of debt, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. "Adjusted EPS" is defined as Adjusted Net Loss on a per share basis using the weighted average shares outstanding.

EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS are intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, GAAP. We believe EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS when combined with net loss and net loss per share are beneficial to an investor’s complete understanding of our operating performance. We believe that the use of EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS in the same fashion.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We manage our business utilizing EBITDA and Adjusted EBITDA as supplemental performance measures.

CANOO INC.
ADJUSTED EBITDA RECONCILIATION TABLE
(in thousands)
The following table reconciles net loss to EBITDA and Adjusted EBITDA:

	Three Months Ended December 31,
	2023			2022
	EBITDA	Adjusted EBITDA	Adjusted Net Loss	EBITDA	Adjusted EBITDA	Adjusted Net Loss
Net loss	$(29,045)	$(29,045)	$(29,045)	$(80,231)	$(80,231)	$(80,231)
Interest expense (income)	(1,218)	(1,218)	—	60	60	—
Depreciation	3,211	3,211	—	2,534	2,534	—
Gain on fair value change in contingent earnout shares liability	—	(129)	(129)	—	(3,175)	(3,175)
Gain on fair value change in warrant and derivative liability	—	(28,598)	(28,598)	—	—	—
Loss on fair value change of derivative asset	—	2,205	2,205	—	—	—
Loss on fair value change of convertible debt	—	(8,064)	(8,064)	—	—	—
Loss on extinguishment of debt	—	456	456	—	531	531
Other expense, net	—	(164)	(164)	—	(358)	(358)
Stock-based compensation	—	6,755	6,755	—	18,593	18,593
SEC settlement (Note 12)	—	—	—	—	1,500	1,500
Non-cash legal settlement (Note 12)	—	—	—	—	—	—
Adjusted Non-GAAP amount	$(27,052)	$(54,591)	$(56,584)	$(77,637)	$(60,546)	$(63,140)

US GAAP net loss per share
Basic	N/A	N/A	(0.04)	N/A	N/A	(0.25)
Diluted	N/A	N/A	(0.04)	N/A	N/A	(0.25)

Adjusted Non-GAAP net loss per share (Adjusted EPS) - Pre Stock Split
Basic	N/A	N/A	(0.08)	N/A	N/A	(0.19)
Diluted	N/A	N/A	(0.08)	N/A	N/A	(0.19)

Adjusted Non-GAAP net loss per share (Adjusted EPS) - Post Stock Split
Basic	N/A	N/A	(1.73)	N/A	N/A	(4.45)
Diluted	N/A	N/A	(1.73)	N/A	N/A	(4.45)

Weighted-average common shares outstanding
Basic	N/A	N/A	753,023	N/A	N/A	326,130
Diluted	N/A	N/A	753,023	N/A	N/A	326,130

	Year Ended December 31,
	2023			2022
	EBITDA	Adjusted EBITDA	Adjusted Net Loss	EBITDA	Adjusted EBITDA	Adjusted Net Loss
Net loss	$(302,621)	$(302,621)	$(302,621)	$(487,694)	$(487,694)	$(487,694)
Interest expense (income)	5,537	5,537	—	2,249	2,249	—
Depreciation	13,843	13,843	—	11,554	11,554	—
Gain on fair value change in contingent earnout shares liability	—	(2,972)	(2,972)	—	(26,044)	(26,044)
Gain on fair value change in warrant and derivative liability	—	(68,689)	(68,689)	—	—	—
Loss on fair value change of derivative asset	—	5,966	5,966	—	—	—
Loss on fair value change of convertible debt	—	61,551	61,551	—	—	—
Loss on extinguishment of debt	—	30,717	30,717	—	4,626	4,626
Other expense, net	—	2,092	2,092	—	62	62
Stock-based compensation	—	30,206	30,206	—	79,573	79,573
SEC settlement (Note 12)	—	—	—	—	1,500	1,500
Non-cash legal settlement (Note 12)	—	—	—	—	5,532	5,532
Adjusted Non-GAAP amount	(283,241)	(224,370)	(243,750)	(473,891)	(408,642)	(422,445)

US GAAP net loss per share
Basic	N/A	N/A	(0.53)	N/A	N/A	(1.81)
Diluted	N/A	N/A	(0.53)	N/A	N/A	(1.81)

Adjusted Non-GAAP net loss per share (Adjusted EPS) - Pre Stock Split
Basic	N/A	N/A	(0.42)	N/A	N/A	(1.57)
Diluted	N/A	N/A	(0.42)	N/A	N/A	(1.57)

Adjusted Non-GAAP net loss per share (Adjusted EPS) - Post Stock Split
Basic	N/A	N/A	(9.73)	N/A	N/A	(36.02)
Diluted	N/A	N/A	(9.73)	N/A	N/A	(36.02)

Weighted-average common shares outstanding
Basic	N/A	N/A	576,199	N/A	N/A	269,768
Diluted	N/A	N/A	576,199	N/A	N/A	269,768

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding access to capital, estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and the achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, current or anticipated customer orders, and expectations regarding the development of facilities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo's ability to continue as a going concern; Canoo's ability to access existing and future sources of capital via debt or equity markets, which will impact execution of its business plans and could require Canoo to terminate or significantly curtail its operations; Canoo's history of losses; Canoo's ability to adequately control the costs associated with its operations; Canoo's ability to successfully build and tool its manufacturing facilities, establish or continue a relationship with a contract manufacturer or failure of operation of Canoo's facilities ; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Contacts:
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Investor Relations
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